UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2026

Angel Studios, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 W Center St.
Provo, UT 84601

(Address of principal executive offices)

(760) 933-8437

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ANGX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 17, 2026, Angel Studios, Inc., a Delaware corporation (the “Company”), and certain of the Company’s subsidiaries entered into a Ratification and First Amendment to Loan and Security Agreement, effective as of September 9, 2025 (the “First Credit Facility Amendment”), which amended the Loan and Security Agreement (the “Credit Facility”), dated as of September 8, 2025, by and among Angel Studios Legacy, Inc. (f/k/a Angel Studios, Inc.), a Delaware corporation (the “Original Borrower”), and certain of the Original Borrower’s subsidiaries, certain lenders thereunder, and Trinity Capital Inc., a Maryland corporation, as agent for the lenders (“Administrative Agent”).

The First Credit Facility Amendment ratifies certain transactions and amends the Credit Facility in connection with the Company’s consummation of a business combination transaction on September 10, 2025, which resulted in the Company assuming all liabilities and obligations of the Original Borrower under the Credit Facility, as well as the formation of a joint venture and its acquisition of certain rights, titles and interests in the animated feature film provisionally entitled DAVID. The amendments to the Credit Facility also, among other things, (i) revise the required Liquidity Level to $30,000,000 and (ii) require that the Company provide evidence to the Administrative Agent that the Company has received, between January 1, 2025 and June 30, 2026, net cash proceeds of an additional $30,000,000 (from the original Credit Facility) from the sale or issuance of the Company’s equity interests on terms and conditions satisfactory to the Administrative Agent.

Terms used in the foregoing paragraphs have the meanings set forth in the Loan and Security Agreement as amended by the First Credit Facility Amendment. The description above is qualified in its entirety by reference to a copy of the Loan and Security Agreement as amended by the First Credit Facility Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL STUDIOS, INC.

Date: February 23, 2026	By:	/s/ Scott Klossner
Scott Klossner
Chief Financial Officer